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                                                                    EXHIBIT 10.5

March 25, 2004

VIA FACSIMILE ONLY: ***

EchoStar Satellite L.L.C.
9601 S. Meridian Blvd.
ENGLEWOOD, Colorado 80112
U.S.A.

Attn: Charles W. Ergen, President and Chief Executive Officer EchoStar DBS Corporation, its sole member

RE: TELESAT BOARD APPROVAL OF WHOLE RF CHANNEL SERVICE AGREEMENT BETWEEN TELESAT CANADA ("TELESAT") AND ECHOSTAR SATELLITE L.L.C. ("ECHOSTAR") DATED AS OF FEBRUARY 4, 2004 (THE "ANIK F3 AGREEMENT")

Dear Mr. Ergen:

Please be advised that, as contemplated in Section 5.7 of the Anik F3 Agreement, Telesat requested the approval of its Board of Directors ***. Telesat's board approval of the Anik F3 Agreement *** Due to the foregoing, Telesat acknowledges and agrees that the Anik F3 Agreement shall be amended such that:

         (i) the Contract Fee will be due to Telesat within *** from the date upon which Telesat's board approval becomes effective ***

         (ii) the Prepayment Fee will be due to Telesat on the later to occur of ***

         (iii) in Sections 4.1(a) and 4.1(b), each use of the words "the date upon which Telesat receives Board Approval in accordance with
                  Section 5.7" shall be replaced with "the date upon which Telesat's board approval becomes effective" ***

All capitalized terms not defined herein shall have the meaning ascribed to them in the Anik F3 Agreement. Except as expressly modified herein, the Anik F3 Agreement shall remain in full force and effect in accordance with its terms and conditions.

Please acknowledge your concurrence with the above by signing where indicated below.

Yours truly,

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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TELESAT CANADA

By: _________________________
    Laurier J. Boisvert
    President and Chief Executive Officer

ACKNOWLEDGED AND AGREED:

ECHOSTAR SATELLITE L.L.C.

By: EchoStar DBS Corporation, its sole member

    By: _________________________
        Charles W. Ergen
        President and Chief Executive Officer

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.